                                                                   EXHIBIT 10.23


                             AMENDMENT TO WARRANT
                          TO PURCHASE 12,800 SHARES OF
                            SERIES A PREFERRED STOCK
                            ------------------------

  This Amendment to Warrant to Purchase 12,800 Shares of Series A Preferred Stock (the "Amendment") is entered into as of September 5, 1997, by and between MMC/GATX Partnership No 1 (the "Partnership") and Integrated Packaging Assembly Corporation ("IPAC").

                                    RECITALS
                                    --------

      A. IPAC issued to the Partnership a Warrant to Purchase 12,800 Shares of Series A Preferred Stock (the 'Warrant"). The parties desire to amend the Warrant in accordance with the terms of this Amendment.

 NOW, THEREFORE, the parties agree as follows:

      1. Notwithstanding the provisions relating to expiration under Section 1 of the Warrant, the term of the Warrant shall continue until September 9, 2004, and the Warrant shall expire and the terms thereof and hereof shall terminate unless exercised on or prior to 5:00 p.m. (California time) on such date.

      2. Section 4(c) of the Warrant is amended in its entirety to read as follows:

          "(c)   Stock Dividends and Other Distributions. If the Company at any
                 ---------------------------------------
          time while this Warrant is outstanding and unexpired shall (i) pay a dividend with respect to Common Stock payable in Common Stock, or (ii) make any other distribution of Common Stock with respect to Common Stock which does not require the holder to pay any consideration prior to receiving such distribution of Common Stock (except any distribution specifically provided for in Sections 4(a) and 4(b)), then the Warrant Price shall be adjusted, from and after the date such dividend or distribution becomes effective, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution."

      3. Section 10.1 of the Warrant is amended in its entirety to read as follows:

          10.1     [INTENTIONALLY OMITTED.]

      4. Section 22 of the Warrant is amended in its entirety to read as follows:

          22.      [INTENTIONALLY OMITTED.]

      5. Unless otherwise defined, all capitalized terms in this Amendment shall be as defined in the Agreement. Except as amended, the Agreement remains in full force and effect.

      6. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

  IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

                          INTEGRATED PACKAGING ASSEMBLY CORPORATION

                          By:  /s/ Alfred V. Larrenaga
                             ___________________________________________

                          Name:    Alfred V. Larrenaga
                               ___________________________________________

                          Title:   V.P. & CFO
                                ___________________________________________

                          MMC/GATX PARTNERSHIP NO. 1

                          By:  Meier Mitchell & Company,
                               as General Partner

                          By:
                             ___________________________________________

                          Name:
                               ___________________________________________

                          Title:
                                ___________________________________________

  IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

                          INTEGRATED PACKAGING ASSEMBLY CORPORATION


                          By:  /s/ Alfred V. Larrenaga
                             ___________________________________________

                          Name:    Alfred V. Larrenaga
                               ___________________________________________

                          Title:    V.P. & CFO
                                ___________________________________________


                          MMC/GATX PARTNERSHIP NO. 1

                          By:  Meier Mitchell & Company,
                               as General Partner


                          By:  /s/ James V. Mitchell
                             ___________________________________________

                          Name:    James V. Mitchell
                               ___________________________________________

                          Title:   Secretary
                                ___________________________________________